UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 15, 2008
Cinemark Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33401	20-5490327
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
3900 Dallas Parkway, Suite 500, Plano, Texas 75093
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 972.665.1000
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
SIGNATURE

Item 1.01 Entry into a Material Definitive Agreement
          Effective December 15, 2008, Cinemark Holdings, Inc. (the “Company”) entered into employment agreements (the “New Employment Agreements”) with Lee Roy Mitchell — the Chairman of the Board of Directors, Rob Carmony – Senior Vice President – New Technology and Training and John Lundin – Vice President – Film Licensing to replace the employment agreements that they entered into with our subsidiary, Cinemark, Inc. and which became effective as of March 12, 2004 (the “Original Employment Agreements”). The New Employment Agreements replace the Original Employment Agreements. The new employment agreements are substantially identical to the Original Employment Agreements except that (i) the New Employment Agreements are now executed by the Company and (ii) certain provisions have been modified to comply with Section 409A of the Internal Revenue Code of 1986, as amended. A summary of each New Employment Agreement is below:
Lee Roy Mitchell
          The initial term of the employment agreement is three years, ending on December 14, 2011, subject to an automatic extension for a one-year period, unless the employment agreement is terminated. Mr. Mitchell will receive a base salary of $794,516 during 2008, which is subject to annual review for increase (but not decrease) each year by our Compensation Committee. In addition, Mr. Mitchell is eligible to receive an annual cash incentive bonus upon our meeting certain performance targets established by our Compensation Committee for the fiscal year. Mr. Mitchell qualifies for our 401(k) matching program and is also entitled to certain additional benefits including life insurance benefits of not less than $5 million, disability benefits of not less than 66% of base salary, a luxury automobile and a membership at a country club.
          The employment agreement provides for severance payments upon termination of his employment, the amount and nature of which depends upon the reason for the termination of employment. If Mr. Mitchell resigns for good reason (as defined in the agreement) or is terminated by us without cause, Mr. Mitchell will receive, in a lump sum, subject to applicable Section 409A requirements: accrued compensation (which includes base salary and a pro rata bonus) through the date of termination; vacation pay; any vested equity awards and benefits such as retirement benefits, in accordance with the terms of the plan or agreement pursuant to which such equity awards or benefits were granted to Mr. Mitchell; an amount equal to Mr. Mitchell’s annual base salary in effect as of the date of such termination and an amount equal to the most recent annual bonus he received prior to the date of termination payable within 30 days of the end of the current fiscal year. Mr. Mitchell and his dependants will also be entitled to continue to participate in the Company’s welfare benefit plans and insurance programs for twelve (12) months from the termination date.
          In the event Mr. Mitchell’s employment is terminated due to his death or disability, Mr. Mitchell or his estate will receive, in a lump sum: accrued compensation (which includes base salary and a pro rata bonus) through the date of termination; vacation pay; any vested equity awards and benefits such as retirement benefits, in accordance with the terms of the plan or agreement pursuant to which such equity awards or benefits were granted to Mr. Mitchell; an amount equal to Mr. Mitchell’s annual base salary in effect at the time of termination, provided, in the case of disability, such amount shall be offset by the amount of base salary paid by the Company to Mr. Mitchell or his representative following the date he was first unable to substantially perform his duties under his employment agreement through the date of termination and any benefits payable to Mr. Mitchell and/or his beneficiaries in accordance with the terms of any applicable benefit plan. Mr. Mitchell and/or his dependants will be entitled to continue to participate in the Company’s welfare benefit plans and insurance programs for twelve (12) months from the termination date.
          In the event Mr. Mitchell’s employment is terminated by us for cause or under a voluntary termination (as defined in the agreement), Mr. Mitchell will receive accrued base salary through the date of termination and any previously vested rights under a stock option or similar incentive compensation plan in accordance with the terms of such plan.
          Unless Mr. Mitchell’s employment is terminated by us for cause or under a voluntary termination, Mr. Mitchell will also be entitled, for a period of five years, to tax preparation assistance upon termination of his employment. The employment agreement contains various covenants, including covenants related to confidentiality, non-competition (other than certain permitted activities as defined therein) and non-solicitation.

Robert Carmony
          The initial term of the employment agreement is three years, ending on December 14, 2011, subject to an automatic extension for a one-year period, unless the employment agreement is terminated. Mr. Carmony will receive a base salary of $348,400 during 2008, which is subject to review during the term of the employment agreement for increase (but not decrease) each year by our Compensation Committee. In addition, Mr. Carmony is eligible to receive an annual cash incentive bonus upon our meeting certain performance targets established by our Compensation Committee for the fiscal year. Mr. Carmony qualifies for our 401(k) matching program and is also entitled to certain additional benefits including life insurance and disability. Mr. Carmony’s employment agreement provides for severance payments upon termination of his employment, the amount and nature of which depends upon the reason for the termination of employment.
          The employment agreement provides for severance payments upon termination of his employment, the amount and nature of which depends upon the reason for the termination of employment. If Mr. Carmony resigns for good reason (as defined in the agreement) or is terminated by us without cause, Mr. Carmony will receive, in a lump sum, subject to applicable Section 409A requirements: accrued compensation (which includes base salary and a pro rata bonus) through the date of termination; vacation pay; any vested equity awards and benefits such as retirement benefits, in accordance with the terms of the plan or agreement pursuant to which such equity awards or benefits were granted to Mr. Carmony; an amount equal to Mr. Carmony’s annual base salary in effect as of the date of such termination and an amount equal to the most recent annual bonus he received prior to the date of termination payable within 30 days of the end of the current fiscal year. Mr. Carmony and his dependants will also be entitled to continue to participate in the Company’s welfare benefit plans and insurance programs for twelve (12) months from the termination date.
          In the event Mr. Carmony’s employment is terminated due to his death or disability, Mr. Carmony or his estate will receive, in a lump sum: accrued compensation (which includes base salary and a pro rata bonus) through the date of termination; vacation pay; any vested equity awards and benefits such as retirement benefits, in accordance with the terms of the plan or agreement pursuant to which such equity awards or benefits were granted to Mr. Carmony; an amount equal to Mr. Carmony’s annual base salary in effect at the time of termination, provided, in the case of disability, such amount shall be offset by the amount of base salary paid by the Company to Mr. Carmony or his representative following the date he was first unable to substantially perform his duties under his employment agreement through the date of termination and any benefits payable to Mr. Carmony and/or his beneficiaries in accordance with the terms of any applicable benefit plan. Mr. Carmony and/or his dependants will be entitled to continue to participate in the Company’s welfare benefit plans and insurance programs for twelve (12) months from the termination date.
          In the event Mr. Carmony’s employment is terminated by us for cause or under a voluntary termination (as defined in the agreement), Mr. Carmony will receive accrued base salary through the date of termination and any previously vested rights under a stock option or similar incentive compensation plan in accordance with the terms of such plan.
          Unless Mr. Carmony’s employment is terminated by us for cause Mr. Carmony will also be entitled to office space and support services for a period of not more than three months (3) following the date of any termination. The employment agreement contains various covenants, including covenants related to confidentiality, non-competition (other than certain permitted activities as defined therein) and non-solicitation.
John Lundin
          The initial term of the employment agreement is three years, ending on December 14, 2011, subject to an automatic extension for a one-year period, unless the employment agreement is terminated. Mr. Lundin will receive a base salary of $291,200 during 2008, which is subject to review during the term of the employment agreement for increase (but not decrease) each year by our Compensation Committee. In addition, Mr. Lundin is eligible to receive an annual cash incentive bonus upon our meeting certain performance targets established by our Compensation Committee for the fiscal year. Mr. Lundin qualifies for our 401(k) matching program and is also entitled to certain additional benefits including life insurance and disability. Mr. Lundin’s employment agreement provides for severance payments upon termination of his employment, the amount and nature of which depends upon the reason for the termination of employment.
          The employment agreement provides for severance payments upon termination of his employment, the amount and nature of which depends upon the reason for the termination of employment. If Mr. Lundin resigns for good reason (as defined in the agreement) or is terminated by us without cause, Mr. Lundin will receive, in a lump sum, subject to applicable Section 409A requirements: accrued compensation (which includes base salary and a pro rata bonus) through the date of termination; vacation pay; any vested equity awards and benefits such as retirement benefits, in accordance with the terms of the plan or agreement pursuant to which such equity awards or benefits were granted to Mr. Lundin; an amount equal to Mr. Lundin’s annual base salary in effect as of the date of such termination and an amount equal to the most recent annual bonus he received prior to the date of termination payable within 30 days of the end of the current fiscal year. Mr. Lundin and his dependants will also be entitled to continue to participate in the Company’s welfare benefit plans and insurance programs for twelve (12) months from the termination date.
          In the event Mr. Lundin’s employment is terminated due to his death or disability, Mr. Lundin or his estate will receive, in a lump sum: accrued compensation (which includes base salary and a pro rata bonus) through the date of termination; vacation pay; any vested equity awards and benefits such as retirement benefits, in accordance with the terms of the plan or agreement pursuant to which such equity awards or benefits were granted to Mr. Lundin; an amount equal to Mr. Lundin’s annual base salary in effect at the time of termination, provided, in the case of disability, such amount shall be offset by the amount of base salary paid by the Company to Mr. Lundin or his representative following the date he was first unable to substantially perform his duties under his employment agreement through the date of termination and any benefits payable to Mr. Lundin and/or his beneficiaries in accordance with the terms of any applicable benefit plan. Mr. Lundin and/or his dependants will be entitled to continue to participate in the Company’s welfare benefit plans and insurance programs for twelve (12) months from the termination date.
          In the event Mr. Lundin’s employment is terminated by us for cause or under a voluntary termination (as defined in the agreement), Mr. Lundin will receive accrued base salary through the date of termination and any previously vested rights under a stock option or similar incentive compensation plan in accordance with the terms of such plan.
          Unless Mr. Lundin’s employment is terminated by us for cause Mr. Lundin will also be entitled to office space and support services for a period of not more than three months (3) following the date of any termination. The employment agreement contains various covenants, including covenants related to confidentiality, non-competition (other than certain permitted activities as defined therein) and non-solicitation.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK HOLDINGS, INC.
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President - General Counsel

Date: December 19, 2008

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